EXHIBIT 99.1
OCTOBER 25, 2021
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Third Quarter 2021 Results

Hammond, Louisiana, October 25, 2021 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending September 30, 2021.

The third quarter of 2021 gives evidence of the strength, the resilience, and the progress of First Guaranty Bancshares, Inc. over the past few years. The third quarter of 2021 brought record earnings and shareholder value in spite of Hurricane Ida and in spite of the continued obstacles of Covid-19. Continued strong loan demand resulted in loan interest income of $26,685,000 for the quarter compared to $22,519,000 for the same quarter of 2020, an increase of approximately 20%. At the same time, our interest expense reduction efforts resulted in a decrease in total interest expense of approximately 10%. The combination resulted in net interest income, after provision for loan losses, for the quarter of $23,528,000 compared to $17,494,000 for the same quarter of 2020; an increase of approximately 35%. At the same time, due to our emphasis on expense control, non-interest expense increased only 8.5%. The net income available to common shareholders improved from, for the quarter, $5,182,000 to $7,209,000, an increase in net income available to common shareholders of approximately 40%.

Strong progress.

Our loan pipeline indicates that we will continue to make strong progress. Because of forgiveness of PPP, our loan portfolio for the quarter did not increase significantly; however, the fact that we replaced PPP loans with core loans, because of the difference in yield, we will increase income by approximately $1,000,000 without any significant difference in our balance sheet. This is the type of management and progress we expect to continue.

And, in case you didn’t know this, we have been selected by Newsweek and Lending Tree, for the second year in a row as the Best Small Bank in the United States. Our championship last year was not a one-time flash. We have shown that we have the quality and consistency to repeat.
We will continue to build a strong, fortress balance sheet. We will continue to enhance shareholder value.

Thank you for your support.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $2.8 billion in assets as of September 30, 2021 and provides personalized commercial banking services through 34 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	September 30, 2021	December 31, 2020
Assets
Cash and cash equivalents:
Cash and due from banks	$269,617	$298,903
Federal funds sold	160	702
Cash and cash equivalents	269,777	299,605

Investment securities:
Available for sale, at fair value	226,814	238,548
Held to maturity, at cost (estimated fair value of $152,235 and $0 respectively)	153,333	—
Investment securities	380,147	238,548

Federal Home Loan Bank stock, at cost	1,358	3,351
Loans held for sale	—	—

Loans, net of unearned income	2,073,461	1,844,135
Less: allowance for loan losses	25,338	24,518
Net loans	2,048,123	1,819,617

Premises and equipment, net	59,312	59,892
Goodwill	12,900	12,900
Intangible assets, net	6,027	6,587
Other real estate, net	2,531	2,240
Accrued interest receivable	14,097	11,933
Other assets	30,232	18,405
Total Assets	$2,824,504	$2,473,078

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$499,649	$411,416
Interest-bearing demand	1,245,969	860,394
Savings	200,094	168,879
Time	598,662	725,629
Total deposits	2,544,374	2,166,318

Short-term borrowings	—	50,000
Repurchase agreements	6,079	6,121
Accrued interest payable	4,304	5,292
Long-term advances from Federal Home Loan Bank	3,248	3,366
Senior long-term debt	25,981	42,366
Junior subordinated debentures	14,807	14,777
Other liabilities	6,626	6,247
Total Liabilities	2,605,419	2,294,487

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 and 0 shares issued and outstanding, respectively	33,058	—
Common stock, $1 par value - 100,600,000 shares outstanding; 9,741,253 shares issued	9,741	9,741
Surplus	110,836	110,836
Retained earnings	71,136	57,367
Accumulated other comprehensive (loss) income	(5,686)	647
Total Shareholders' Equity	219,085	178,591
Total Liabilities and Shareholders' Equity	$2,824,504	$2,473,078
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2021	2020	2021	2020
Interest Income:
Loans (including fees)	$26,685	$22,519	$75,629	$67,420
Deposits with other banks	69	51	210	348
Securities (including FHLB stock)	2,660	2,605	5,904	8,162
Total Interest Income	29,414	25,175	81,743	75,930

Interest Expense:
Demand deposits	1,983	1,291	5,222	4,645
Savings deposits	50	62	152	210
Time deposits	3,079	4,139	9,930	13,137
Borrowings	470	644	1,558	2,136
Total Interest Expense	5,582	6,136	16,862	20,128

Net Interest Income	23,832	19,039	64,881	55,802
Less: Provision for loan losses	304	1,545	1,812	4,626
Net Interest Income after Provision for Loan Losses	23,528	17,494	63,069	51,176

Noninterest Income:
Service charges, commissions and fees	556	652	1,934	1,852
ATM and debit card fees	874	818	2,649	2,233
Net (losses) gains on securities	(184)	789	876	2,631
Net gains on sale of loans	110	679	435	974
Other	706	612	2,092	1,612
Total Noninterest Income	2,062	3,550	7,986	9,302

Noninterest Expense:
Salaries and employee benefits	8,131	7,254	23,678	22,189
Occupancy and equipment expense	2,227	1,922	6,746	5,616
Other	5,394	5,342	16,340	14,806
Total Noninterest Expense	15,752	14,518	46,764	42,611

Income Before Income Taxes	9,838	6,526	24,291	17,867
Less: Provision for income taxes	2,047	1,344	5,043	3,676
Net Income	7,791	5,182	19,248	14,191
Less: Preferred stock dividends	582	—	802	—
Net Income Available to Common Shareholders	$7,209	$5,182	$18,446	$14,191

Per Common Share:
Earnings	$0.74	$0.53	$1.89	$1.46
Cash dividends paid	$0.16	$0.16	$0.48	$0.48

Weighted Average Common Shares Outstanding	9,741,253	9,741,253	9,741,253	9,741,253
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$190,309	$69	0.14%	$208,108	$51	0.10%
Securities (including FHLB stock)	425,824	2,660	2.48%	419,276	2,605	2.47%
Federal funds sold	2,691	—	—%	920	—	—%
Loans held for sale	—	—	—%	102	1	3.54%
Loans, net of unearned income	2,061,501	26,685	5.14%	1,708,015	22,518	5.24%
Total interest-earning assets	2,680,325	$29,414	4.35%	2,336,421	$25,175	4.29%

Noninterest-earning assets:
Cash and due from banks	17,313			12,922
Premises and equipment, net	59,631			58,905
Other assets	22,748			39,199
Total Assets	$2,780,017			$2,447,447

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,192,626	$1,983	0.66%	$742,325	$1,291	0.69%
Savings deposits	199,101	50	0.10%	174,128	62	0.14%
Time deposits	600,921	3,079	2.03%	781,874	4,139	2.11%
Borrowings	78,680	470	2.37%	120,524	644	2.13%
Total interest-bearing liabilities	2,071,328	$5,582	1.07%	1,818,851	$6,136	1.34%

Noninterest-bearing liabilities:
Demand deposits	479,433			429,594
Other	10,003			14,039
Total Liabilities	2,560,764			2,262,484

Shareholders' equity	219,253			184,963
Total Liabilities and Shareholders' Equity	$2,780,017			$2,447,447
Net interest income		$23,832			$19,039

Net interest rate spread (1)			3.28%			2.95%
Net interest-earning assets (2)	$608,997			$517,570
Net interest margin (3), (4)			3.53%			3.24%

Average interest-earning assets to interest-bearing liabilities			129.40%			128.46%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.53% and 3.25% for the above periods ended September 30, 2021 and 2020 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended September 30, 2021 and 2020 respectively.
(5)Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$251,465	$210	0.11%	$165,898	$348	0.28%
Securities (including FHLB stock)	318,768	5,904	2.48%	420,554	8,162	2.59%
Federal funds sold	1,342	—	—%	680	—	—%
Loans held for sale	14	—	—%	452	20	5.87%
Loans, net of unearned income	1,999,809	75,629	5.06%	1,613,847	67,400	5.58%
Total interest-earning assets	2,571,398	$81,743	4.25%	2,201,431	$75,930	4.61%

Noninterest-earning assets:
Cash and due from banks	14,127			12,898
Premises and equipment, net	60,038			58,190
Other assets	24,127			36,957
Total Assets	$2,669,690			$2,309,476

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,038,276	$5,222	0.67%	$692,760	$4,645	0.90%
Savings deposits	188,099	152	0.11%	159,433	210	0.18%
Time deposits	675,870	9,930	1.96%	778,325	13,137	2.25%
Borrowings	93,434	1,558	2.23%	107,508	2,136	2.65%
Total interest-bearing liabilities	1,995,679	$16,862	1.13%	1,738,026	$20,128	1.55%

Noninterest-bearing liabilities:
Demand deposits	462,548			381,967
Other	10,067			12,524
Total Liabilities	2,468,294			2,132,517

Shareholders' equity	201,396			176,959
Total Liabilities and Shareholders' Equity	$2,669,690			$2,309,476
Net interest income		$64,881			$55,802

Net interest rate spread (1)			3.12%			3.06%
Net interest-earning assets (2)	$575,719			$463,405
Net interest margin (3), (4)			3.37%			3.39%

Average interest-earning assets to interest-bearing liabilities			128.85%			126.66%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.38% and 3.39% for the above periods ended September 30, 2021 and 2020 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended September 30, 2021 and 2020 respectively.
(5)Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020:

	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$165,090	7.9%	$191,795	9.3%	$141,858	7.2%	$150,841	8.2%
Farmland	28,008	1.4%	28,157	1.4%	26,410	1.3%	26,880	1.4%
1- 4 Family	287,668	13.8%	278,252	13.4%	273,071	13.9%	271,236	14.7%
Multifamily	102,478	4.9%	104,461	5.0%	110,955	5.6%	45,932	2.5%
Non-farm non-residential	850,614	40.9%	830,686	40.0%	814,003	41.3%	824,137	44.6%
Total Real Estate	1,433,858	68.9%	1,433,351	69.1%	1,366,297	69.3%	1,319,026	71.4%
Non-Real Estate:
Agricultural	36,215	1.7%	34,123	1.6%	26,468	1.3%	28,335	1.5%
Commercial and industrial	343,428	16.5%	358,831	17.3%	330,332	16.8%	353,028	19.1%
Consumer and other	267,683	12.9%	248,157	12.0%	248,814	12.6%	148,783	8.0%
Total Non-Real Estate	647,326	31.1%	641,111	30.9%	605,614	30.7%	530,146	28.6%
Total loans before unearned income	2,081,184	100.0%	2,074,462	100.0%	1,971,911	100.0%	1,849,172	100.0%
Unearned income	(7,723)		(8,054)		(5,479)		(5,037)
Total loans net of unearned income	$2,073,461		$2,066,408		$1,966,432		$1,844,135

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Nonaccrual loans:
Real Estate:
Construction and land development	$623	$623	$621	$621
Farmland	791	791	840	857
1- 4 family	3,034	2,157	2,244	2,227
Multifamily	—	—	—	—
Non-farm non-residential	9,592	7,512	7,846	7,449
Total Real Estate	14,040	11,083	11,551	11,154
Non-Real Estate:
Agricultural	2,416	2,545	3,508	3,472
Commercial and industrial	616	890	663	701
Consumer and other	679	549	387	249
Total Non-Real Estate	3,711	3,984	4,558	4,422
Total nonaccrual loans	17,751	15,067	16,109	15,576

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	—	1,471	880	1,000
Farmland	—	—	—	—
1- 4 family	1,340	3,462	4,908	4,980
Multifamily	—	—	—	366
Non-farm non-residential	739	2,431	2,240	4,699
Total Real Estate	2,079	7,364	8,028	11,045
Non-Real Estate:
Agricultural	—	150	186	67
Commercial and industrial	521	578	781	1,856
Consumer and other	—	141	132	123
Total Non-Real Estate	521	869	1,099	2,046
Total loans 90 days and greater delinquent & accruing	2,600	8,233	9,127	13,091

Total non-performing loans	20,351	23,300	25,236	28,667

Real Estate Owned:
Real Estate Loans:
Construction and land development	—	—	90	311
Farmland	—	—	—	—
1- 4 family	1,043	357	119	131
Multifamily	—	—	—	—
Non-farm non-residential	1,488	1,663	1,765	1,798
Total Real Estate	2,531	2,020	1,974	2,240
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	2,531	2,020	1,974	2,240

Total non-performing assets	$22,882	$25,320	$27,210	$30,907

Non-performing assets to total loans	1.10%	1.23%	1.38%	1.68%
Non-performing assets to total assets	0.81%	0.92%	1.06%	1.25%
Non-performing loans to total loans	0.98%	1.13%	1.28%	1.55%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At September 30,	At December 31,
(in thousands except for share data and %)	2021	2020	2019	2018	2017
Tangible Common Equity
Total shareholders' equity	$219,085	$178,591	$166,035	$147,284	$143,983
Adjustments:
Preferred	33,058	—	—	—	—
Goodwill	12,900	12,900	12,942	3,472	3,472
Acquisition intangibles	5,225	5,815	6,527	2,704	3,249
Tangible common equity	$167,902	$159,876	$146,566	$141,108	$137,262
Common shares outstanding	9,741,253	9,741,253	9,741,253	9,687,123	9,687,123
Book value per common share	$19.10	$18.33	$17.04	$15.20	$14.86
Tangible book value per common share	$17.24	$16.41	$15.05	$14.57	$14.17
Tangible Assets
Total Assets	$2,824,504	$2,473,078	$2,117,216	$1,817,211	$1,750,430
Adjustments:
Goodwill	12,900	12,900	12,942	3,472	3,472
Acquisition intangibles	5,225	5,815	6,527	2,704	3,249
Tangible Assets	$2,806,379	$2,454,363	$2,097,747	$1,811,035	$1,743,709
Tangible common equity to tangible assets	5.98%	6.51%	6.99%	7.79%	7.87%